EXHIBIT 24


STATE OF ALABAMA       )
COUNTY OF WINSTON      )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. (the "Company") on Form S-3 relating to the registration of additional shares of the Company proposed to be issued pursuant to the Company's Amended and Restated Dividend Reinvestment and Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 17th day of March, 1998.



                                                           /s/ DAVID A. ROBERSON
                                                           ---------------------
                                                               David A. Roberson

STATE OF ALABAMA       )
COUNTY OF WINSTON      )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. (the "Company") on Form S-3 relating to the registration of additional shares of the Company proposed to be issued pursuant to the Company's Amended and Restated Dividend Reinvestment and Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 17th day of March, 1998.



                                                           /s/ MICHAEL R. MURPHY
                                                           ---------------------
                                                               Michael R. Murphy

STATE OF TEXAS         )
COUNTY OF WICHITA      )


                               POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. (the "Company") on Form S-3 relating to the registration of additional shares of the Company proposed to be issued pursuant to the Company's Amended and Restated Dividend Reinvestment and Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 17th day of March, 1998.



                                                            /s/ BARRY B. DONNELL
                                                            --------------------
                                                                Barry B. Donnell

STATE OF ALABAMA       )
COUNTY OF JEFFERSON    )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. (the "Company") on Form S-3 relating to the registration of additional shares of the Company proposed to be issued pursuant to the Company's Amended and Restated Dividend Reinvestment and Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 17th day of March, 1998.



                                                    /s/ THOMAS A. BROUGHTON, III
                                                    ----------------------------
                                                        Thomas A. Broughton, III

STATE OF ALABAMA       )
COUNTY OF WINSTON      )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. (the "Company") on Form S-3 relating to the registration of additional shares of the Company proposed to be issued pursuant to the Company's Amended and Restated Dividend Reinvestment and Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 17th day of March, 1998.



                                                                 /s/ JOHN W LOWE
                                                                 ---------------
                                                                     John W Lowe

STATE OF TEXAS         )
COUNTY OF DALLAS       )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. (the "Company") on Form S-3 relating to the registration of additional shares of the Company proposed to be issued pursuant to the Company's Amended and Restated Dividend Reinvestment and Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 17th day of March, 1998.



                                                              /s/ LEE ROY JORDAN
                                                              ------------------
                                                                  Lee Roy Jordan

STATE OF ALABAMA       )
COUNTY OF JEFFERSON    )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. (the "Company") on Form S-3 relating to the registration of additional shares of the Company proposed to be issued pursuant to the Company's Amended and Restated Dividend Reinvestment and Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 17th day of March, 1998.



                                                             /s/ GERALD W. MOORE
                                                             -------------------
                                                                 Gerald W. Moore

STATE OF MISSISSIPPI   )
COUNTY OF PRENTISS     )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. (the "Company") on Form S-3 relating to the registration of additional shares of the Company proposed to be issued pursuant to the Company's Amended and Restated Dividend Reinvestment and Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 17th day of March, 1998.



                                                      /s/ A. DOUGLAS JUMPER, SR.
                                                      --------------------------
                                                          A. Douglas Jumper, Sr.

STATE OF MISSISSIPPI   )
COUNTY OF TISHOMINGO   )


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints David A. Roberson and Michael R. Murphy, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement of Cavalier Homes, Inc. (the "Company") on Form S-3 relating to the registration of additional shares of the Company proposed to be issued pursuant to the Company's Amended and Restated Dividend Reinvestment and Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of this 17th day of March, 1998.



                                                                /s/ MIKE KENNEDY
                                                                ----------------
                                                                    Mike Kennedy